UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

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Cable One, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-36863	13-3060083
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2018, Cable One, Inc. (the “Company”), entered into Amendment No. 1 (the “Repricing Amendment”) to the Amended and Restated Credit Agreement, dated as of May 1, 2017 (as amended from time to time, the “Credit Agreement”), among the Company, the lenders or other financial institutions party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. All capitalized terms not defined herein are defined in the Credit Agreement.

The Repricing Amendment amended the Credit Agreement to, among other things, (A) decrease the applicable margin for the Company’s Incremental Term B-1 Loans to 1.75% for LIBOR borrowings and 0.75% for base rate borrowings, (B) reset the period during which a prepayment premium may be required for a Repricing Transaction until six months after the effective date of the Repricing Amendment, and (C) reset the period during which the Incremental Term B-1 Loans benefit from certain “most favored nation” pricing protections until 12 months after the effective date of the Repricing Amendment.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On April 23, 2018, the Company issued a press release relating to the Repricing Amendment. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

10.1

Amendment No. 1, dated as of April 23, 2018, to the Credit Agreement among Cable One, Inc., the lenders or other financial institutions party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release issued by Cable One, Inc. on April 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General
Counsel, and Secretary

Date: April 23, 2018